Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 477,209,139.42
Previously Paid Amount	0.00
Total Fee Amount	65,902.58
Total Offset Amount	0.00
Net Fee	$ 65,902.58
Final Prospectus	false